Borrowings - Summary (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Borrowings.
Loan from lessor	$ 1,022	$ 1,068
EIB Loan	7,626	6,932
Total Borrowings	8,648	8,000
Less: Borrowings, current portion	(159)	(136)
Total Borrowings, net of current portion	$ 8,489	$ 7,864